 Exhibit 99.2

Transforming Global Commodities Markets Investor Presentation September 15, 2006 Filed by IntercontinentalExchange, Inc. (Commission File No. 001-32671) Pursuant to Rule 425 under the Securities Act of 1933, as amended Subject Company: The New York Board of Trade, Inc. Date: September 15, 2006

Forward-Looking Statements- Certain statements in this presentation may contain forward-looking information regarding IntercontinentalExchange, Inc., the New York Board of Trade, and the combined company after the completion of the merger that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the merger transaction involving ICE and NYBOT, including future strategic and financial benefits, the plans, objective, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE's management and NYBOT's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those as set forth in the forward-looking statements: the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the failure of NYBOT members to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE's filings with the Securities and Exchange Commission, including ICE's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release. Important Merger Information In connection with the proposed merger, ICE intends to file relevant materials with the SEC, including a prospectus regarding the proposed transaction. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the prospectus, as well as other filings containing information about ICE and NYBOT without charge, at the SEC's website (http: // www.sec.gov) once such documents are filed with the SEC. Copies of the prospectus will also be available, without charge, once they are filed with the SEC by directing a request to ICE at 2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328, Attention: Investor Relations; or by emailing a request to ir@theice.com. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, not shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Compelling Strategic Rationale Will create an exchange leader combining complementary high-growth commodities markets, established clearing capabilities and leading edge technology One of only two U.S. exchanges with integrated in-house clearing, proprietary state-of-the-art trading technology Combined company will be one of the fastest growing exchanges Significant long-term growth opportunities Strengthens ICE U.S. futures position and provides NYBOT a platform for international expansion Enhances product development and service offering for clients $36 million in clearing fees paid by ICE customers to ICE's third-party provider for Last Twelve Months ended June 2006 In the current year, ICE has introduced 61 new cleared products NYBOT clearing members account for 9 of the top 15 ICE Futures clearers and 14 of the top 15 OTC clearers Global customer base with distribution to 44 jurisdictions Commodities appeal to electronic trading by Hedge Funds, Proprietary Trading Shops and Commercials Greater electronic access to NYBOT products could fuel further acceleration in volume growth / broader customer penetration Strengthens Commodity Markets Leadership Substantial Clearing Synergies Enhanced ability to enter new markets with integrated technology and clearing Leverages ICE's proven ability to innovate in new product development OTC opportunity in NYBOT products Attractive Customer Fit Entrance into New Markets

Transaction Summary Structure ICE will acquire 100% of the equity membership interests of NYBOT Purchase Price: Approximately $1 BN; $400 MM in Cash and 10.297 MM in ICE common shares Pro Forma Ownership: ICE Shareholders: 85%; Former NYBOT Members: 15% Financing: Cash on hand and approximately $250 MM Term Loan ICE Board: 9 Directors to include 2 Directors from NYBOT and 7 from ICE NYBOT Board: 9 Directors to include 2 Directors from ICE, the NYBOT CEO, 2 Directors from the NYBOT Board, and 4 Public Directors to be selected, for the most part among existing NYBOT Public Directors Conditions: HSR Waiting Period to Expire, IRS Tax Ruling and Vote of Two-Thirds of NYBOT Members; CFTC Approvals Anticipated Closing: 1H07 Time-line until Accretive: 12 - 18 months Break-Up Fee and Expense Reimbursement: Approximately $39 million

NYBOT Overview Formed through 2004 merger of the Coffee, Sugar & Cocoa Exchange (CSCE) and the New York Cotton Exchange (NYCE); 136 year heritage Provides clearing through the New York Clearing Corporation, a wholly owned subsidiary Strong body of Floor Brokers and meaningful participation of Trade NYBOT is an established player within key New York commodities trading community NYBOT is a leader in its core markets 19.9 mm 24.8 mm 31.7 mm 37.8 mm 02 -05 CAGR 29.7% 18.9% 3.1% 16.7% 21.0% Sugar Coffee Cocoa Cotton FCOJ US $ Index 39.5% Currencies 37.0% Total 23.9% Historical Contract Volume (2002 - 2005) Monthly Contract Volume (2006 vs. 2005) Contract Volume (000s) Contract Volume (000s) NA Russell

NYBOT Financial Profile Revenues ($ in millions) Profit Before Taxes ($ in millions) Historical track record of consistent revenue and earnings growth 19% Revenue CAGR between 2003 - 2005 33% LTM PBT Margins (as of June 2006) Scaleable business model Significant operating leverage Over 70% of incremental revenue growth in 1H 06 vs. 1H 05 converted to pre-tax profit Note: LTM figures as of June, 2006 Note: LTM figures as of June, 2006

Capabilities of the Combined Company Diversified Product Offering (OTC and Futures) Scaleable Technology Platform State-of-the-art technology Continued enhancements for speed and functionality Scaleable platform used by thousands of commodity traders every day Multiple access points (ISVs, APIs, Internet, telecom hubs) Global Distribution 7,700 active users Accessibility of platform Global reach in 44 regulatory jurisdictions High quality clearing organization Ability to offer customers comprehensive trading, clearing and settlement on a common platform Potential to launch new products with greater speed and efficiency Revenue participation Robust Financial Model In-House Clearing Strong top-line growth and cash flow Expanding operating margins, high incremental margins Significant long-term growth opportunities Energy Coffee Sugar Cotton Cocoa OJ Combined Company LTM Revenue of approximately $350 MM including synergies Pro Forma PBT Margin potential of over 50% Currencies Indices Pulp Floor and Trade Open outcry trading floor Strong trade relationships Electronic delivery of physical commodities Robust options pit

Transaction Synergies Clearing Synergies Potential pre-tax synergies at current volumes: $41 million Realizable between 12-18 months following transaction close Electronic Trading Opportunity Potential pre-tax impact of approximately $6 million + Other Cost Savings Pre-tax annual cost savings of approximately $6 - $8 million in 2007 and $10 million thereafter Potential for over $50 million of pre-tax synergies

Strategic and Financial Benefits of Acquiring Clearing Clearing Opportunity New revenue stream Attractive profit potential Current annual clearing costs for NYBOT approximately $6 million Control over quality and delivery of critical customer value driver Introduce new products with greater speed and efficiency Ability to offer customers a comprehensive trading and clearing platform via single electronic system Provides enhanced opportunity to clear and trade other OTC markets Illustrative Incremental Historical Profit Potential From In-House Clearing ($ in millions)

Electronic Opportunity ICE intends to license its electronic trading platform to the NYBOT for electronic trading NYBOT products share certain characteristics that appeal to the electronic trading community including volatility and risk management tools Commodity participants worldwide rely on ICE for energy Sugar is arbitraged vs. oil as ethanol usage has grown Source: Volatility calculations based on FactSet data for Natural Gas, Crude Oil, Stocks and Bonds; Sugar data from NYBOT website Measured based on the Standard deviation of the change in daily closing price on an annualized basis (1) Based on Nymex Natural Gas contract (2) Based on Brent oil contract (3) Based on Sugar 11 contract (4) Based on S&P 500 Index (5) Based on Citigroup Broad Investment Grade Bond Index 10 Year Volatility of Natural Gas, Crude Oil and Sugar vs. Traditional Assets

Electronic Opportunity Incremental revenues from the introduction of electronic trading for NYBOT products and / or their related derivatives Potential to launch NYBOT fully electronic minis Successful introduction of side-by-side trading for agricultural futures Illustrative Electronic Opportunity ($ in millions) Incremental Trading Revenues Assumes 85% PBT Margins on Incremental Revenues ICE Electronic WTI vs. NYMEX WTI Futures Volumes Source: IntercontinentalExchange

Baseline Cost Synergies ICE expects to realize annual cost synergies between $7 - $10 MM a year Cost Saving Detail ($ in millions) Represents approximately 11 - 16% of NYBOT's LTM expense base Potential areas for cost savings include: Marketing Professional Services Technology General & Administrative

Combined Results Fully Realized Synergies Illustrative: To Be Achieved within 12 - 18 Months

Exchange Leader Positioned for Continued Growth Combined Company LTM Revenue of approximately $350 MM including synergies High incremental margins, well positioned for growth Diversified Product Offering across Futures and OTC among markets In-House Clearing capability Scaleable Commodities Technology Platform with Broad Distribution Globally Focus on Growth Leader in Innovation Robust Financial Model